UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

Commission file number: 001-13337

STONERIDGE, INC.

(Exact name of registrant as specified in its charter)

Ohio	34-1598949
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

39675 MacKenzie Drive, Suite 400, Novi, Michigan	48377
(Address of principal executive offices)	(Zip Code)

(248) 489-9300
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On February 1, 2017, Stoneridge, Inc. (the “Company”) filed a Form 8-K (the “Initial 8-K”), disclosing that on January 31, 2017 Stoneridge B.V., a private company with limited liability incorporated under the laws of the Netherlands (the “Purchaser”), an indirect wholly-owned subsidiary of the Company, entered into a Share Sale and Purchase Agreement (the “Purchase Agreement”), by and among Purchaser, the Company, Wide-Angle Management B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Seller”), Exploitatiemaatschappij De Berghaaf B.V., a private company with limited liability incorporated under the laws of the Netherlands (“Orlaco”), and Henrie G. van Beusekom, an individual, pursuant to which the Purchaser purchased from the Seller all of the issued and outstanding shares in the capital of the Orlaco, upon the terms and subject to the conditions set forth in the Purchase Agreement.

On April 17, 2017, the Company filed a Form 8-K/A (“Amendment No. 1”), to supplement the Initial 8-K with pro forma combined financial information as of and for the year ended December 31, 2016.  However, as of that date, the audit of Orlaco’s 2016 financial statements under Generally Accepted Auditing Standards of the United States of America (“U.S. GAAS”) had not been completed.

This Form 8-K/A Amendment No. 2 (“Amendment No. 2”) is being filed to supplement the Initial 8-K and Amendment No.1 with the financial statements of Orlaco as of and for the year ended December 31, 2016 and 2015 audited under U.S. GAAS. There were no changes to the pro forma balance sheet or income statement filed under Exhibit 99.2 to Amendment No.1 resulting from the audit of the Orlaco financial statements performed in accordance with U.S. GAAS.

ITEM 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.3	Audited consolidated financial statements of Exploitatiemaatschappij De Bergaaf B.V. as of and for the years ended December 31, 2016 and 2015.

99.4	Consent of BDO Audit & Assurance B.V., independent auditor of Exploitatiemaatschappij De Bergaaf B.V.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: June 29, 2017	/s/ Robert R. Krakowiak
Robert R. Krakowiak, Chief Financial Officer and Treasurer (Principal Financial Officer)

Exhibit Index

99.3	Audited consolidated financial statements of Exploitatiemaatschappij De Bergaaf B.V. as of and for the years ended December 31, 2016 and 2015.

99.4	Consent of BDO Audit & Assurance B.V., independent auditor of Exploitatiemaatschappij De Bergaaf B.V.